The parties agree that the  conditions set forth in  Section
          8.1 of  the  Asset  Purchase  Agreement  relating  to  the  Lease
          Agreement for the property located at 14201 Justice Road, Midlothian, Virginia 23113 shall be effectuated within 14 days of the closing of this transaction.


                                        COMMERCIAL BUSINESS SYSTEMS, INC.



                                        By:________________________________


                                        POMEROY COMPUTER RESOURCES, INC.


                                        By:________________________________



                                        __________________________________
                                        THOMAS M. CLAYTON


                                        __________________________________
                                        STEVEN SHAPIRO